UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ISSUER DIRECT CORPORATION
(Name of Registrant as Specified In Its Charter)

_____________________________________________________ (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2023	Notice of Annual Meeting of Stockholders

Wednesday, June 7, 2023 9:00 a.m. EDT	ISSUER DIRECT CORPORATION One Glenwood Drive, Suite 1001 Raleigh, NC 27603 OR VIRTUALLY https://agm.issuerdirect.com/isdr

Issuer Direct Corporation

One Glenwood Ave, Suite 1001

Raleigh NC 27603

919.481.4000

Notice of Annual Meeting of Stockholders

To Be Held on June 7, 2023

To Our Stockholders:

We are pleased to invite you to attend our 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, June 7, 2023 at 9:00 a.m. EDT at the Company’s headquarters located at One Glenwood Avenue, Suite 1001, Raleigh, NC 27603. You may also attend the meeting virtually in accordance with the instructions set forth in the attached Proxy Statement.

The purpose of the Annual Meeting is as follows:

1.	To elect five (5) directors nominated by our Board of Directors as set forth in this proxy statement;
2.	To approve the Issuer Direct Corporation 2023 Equity Incentive Plan;
3.	To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2023; and
4.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on April 11, 2023, which is the record date set by the Board of Directors (the “Board”).

The attached Proxy Statement describes the matters proposed by your Board to be considered and voted upon by our stockholders at our Annual Meeting. These items are more fully described in the following pages, which are hereby made part of this Notice.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 7, 2023. Our Proxy Statement is attached. Financial and other information concerning the Company is contained in our Annual Report on Form 10-K for the year ended December 31, 2022. Under rules issued by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials, including a Proxy Card, and by notifying you of the availability of our proxy materials on the Internet. The Proxy Statement and our Annual Report on Form 10-K are available on https://www.iproxydirect.com/ISDR.

To participate in our annual meeting, including casting your vote during the meeting, you may attend in person or access the meeting website at https://agm.issuerdirect.com/isdr and entering in your stockholder information provided on your ballot or proxy information previously mailed to you. If you attend the meeting in person or virtually, you may revoke your proxy prior to its exercise and vote virtually at the meeting. In the event that there are not sufficient stockholders present for a quorum or sufficient votes to approve a proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned from time to time in order to permit further solicitation of proxies by the Company.

Your vote is important. If you are unable to attend the Annual Meeting virtually and wish to have your shares voted, please vote as soon as possible, whether online, by telephone, by fax or by returning a proxy card sent to you in response to your request for printed proxy materials.

By Order of the Board of Directors,

/s/ William H. Everett
William H. Everett
Chairman of the Board of Directors

Raleigh, North Carolina

April 28, 2023

YOUR VOTE IS IMPORTANT IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED RETURN ENVELOPE OR VOTE OVER THE INTERNET FOLLOWING THE INSTRUCTIONS ON THE PROXY AS SOON AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD OR VOTE OVER THE INTERNET MAY NEVERTHELESS ATTEND THE MEETING VIRTUALLY, REVOKE THEIR PROXY AND VOTE THEIR SHARES VIRTUALLY.

Proxy Summary

2023 ANNUAL MEETING OF STOCKHOLDERS

WHEN Wednesday, June 7, 2023 at 9 a.m. EDT	ITEMS OF BUSINESS
	1.	To elect five (5) directors nominated by our Board of Directors as set forth in this proxy statement;
WHERE One Glenwood Drive, Suite 1001	2. 3.

To approve the Issuer Direct Corporation 2023 Equity Incentive Plan;

To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2023; and

Raleigh, NC 27603 or virtually at https://agm.issuerdirect.com/isdr	4.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

RECORD DATE Close of business on April 11, 2023

PROXY VOTING

Stockholders of record on the record date are entitled to vote by proxy in the following ways:

By calling 866.752.VOTE (8683), toll free, in the United States or Canada	By voting online at https://www.iproxydirect.com/isdr	By returning a properly completed, signed and dated proxy card

By completing the reverse side of the proxy card and faxing it to 202.521.3464

ANNUAL MEETING AGENDA AND VOTING RECOMMENDATIONS

Proposal	Voting Recommendation	Page Reference
1 Election of five (5) directors	✓FOR each nominee	7
2 To approve the Issuer Direct Corporation 2023 Equity Incentive Plan	✓FOR
3 Ratification of the appointment of Cherry Bekaert LLP as our independent auditors	✓FOR	25

PROXY STATEMENT | 1

DIRECTOR NOMINEES

Name	Age	Director Since	Occupation	Independent Director	Standing Committee Membership

J. Patrick Galleher	50	2014	Managing Partner for Boxwood Partners, LLC	✓	CC*
Michael Nowlan	64	2017	Executive Consultant to private companies; retired Chief Executive Officer of Primus Telecommunications Canada Inc. and Marketwire, Inc.	✓	AC*
Marti Beller Lazear	55	2021	President, Kobie Marketing, Inc.	✓	CC
Graeme P. Rein	43	2021	Managing Member and Chief Investment Officer of Yorkmont Capital Management, LLC	✓	AC
Brian R. Balbirnie	51	2007	Founder and Chief Executive Officer of Issuer Direct Corporation

AC = Audit Committee

CC = Compensation Committee

* = Committee Chair

PROXY STATEMENT | 2

PROXY STATEMENT

Questions and Answers

► WHY AM I RECEIVING THESE PROXY MATERIALS?

You are receiving these proxy materials because you owned shares of common stock of our company, Issuer Direct Corporation (the “Company”), at the close of business on April 11, 2023, and, therefore, are eligible to vote at the Company’s Annual Meeting of Stockholders to be held virtually on Wednesday, June 7, 2023, at 9:00 a.m. EDT (the “Annual Meeting”). Our Board of Directors (the “Board”) is soliciting your proxy to vote at the Annual Meeting.

► ON WHAT MATTERS WILL I BE VOTING?

Stockholders of record at the close of business on April 11, 2023 will be entitled to vote on the following proposals:

1.	To elect five (5) directors nominated by our Board of Directors as set forth in the proxy statement;
2.	To approve the Issuer Direct Corporation 2023 Equity Incentive Plan
3.	To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2023; and
4.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

The Board does not know of any matters to be presented at our Annual Meeting other than those described in this Proxy Statement. However, if any other matters properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.

►HOW CAN I PARTICIPATE IN THE ANNUAL MEETING?

You can attend the annual meeting either in person at our headquarters located at One Glenwood, Suite 1001, Raleigh, NC 27603 or by accessing the meeting via the URL at https://agm.issuerdirect.com/isdr and entering in your stockholder information provided on your ballot or proxy information previously mailed to you.

For directions to our headquarters, please visit our proxy website at https://www.iproxydirect.com/ISDR.

Online access will be available prior to the meeting for you to obtain your information and to vote your shares should you not have done so previously. If you elect to attend the meeting virtually, we encourage you to access the meeting webcast prior to the start time.

►HOW CAN I ASK QUESTIONS DURING THE ANNUAL MEETING?

You can submit questions in writing to the virtual meeting website during the annual meeting in the Q&A tab on the virtual platform. You must first join the meeting as described above in “How can I participate in the annual meeting?” No questions will be taken in any other manner the day of the meeting.

► WHO IS SOLICITING MY PROXY?

Our Board is soliciting your proxy to vote at our Annual Meeting. By completing and returning a proxy card, you are authorizing the proxy holder to vote your shares at our Annual Meeting as you have instructed.

PROXY STATEMENT | 3

► HOW MANY VOTES MAY I CAST?

Each holder of common stock is entitled to one vote, virtually or by proxy, for each share of our common stock held of record on the record date.

► HOW MANY VOTES CAN BE CAST BY ALL STOCKHOLDERS?

Our common stock is the only class of security entitled to vote at our Annual Meeting. As of the record date, we had 3,791,020 shares of common stock outstanding, each of which is entitled to one vote.

► HOW MANY SHARES MUSTS BE PRESENT TO HOLD THE MEETING?

Our bylaws provide that thirty-three and one-third (33.3%) of the total number of shares of common stock outstanding constitutes a quorum and must be virtually present or have voted prior to the Annual Meeting to conduct a meeting of our stockholders.

► WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

If your shares are registered directly in your name with our transfer agent, Direct Transfer LLC, you are considered, with respect to those shares, the “stockholder of record.” Proxy Materials have been directly sent to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” Proxy Materials have been forwarded to you by your broker, bank, or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or nominee how to vote your shares by following their instructions which are included with this proxy, if applicable.

► CAN MY SHARES BE VOTED IF I DO NOT RETURN THE PROXY CARD AND DO NOT ATTEND THE MEETING IN PERSON?

If you hold shares in street name and you do not provide voting instructions to your broker, bank, or nominee, your shares will not be voted on any proposal for which your broker does not have discretionary authority to vote (a “broker non-vote”). Brokers generally have discretionary authority to vote shares held in street name on “routine” matters but not on “non-routine” matters. Proposals to ratify the appointment of the independent auditor are generally considered “routine” matters. Proposals to elect directors and to approve the Issuer Direct Corporation 2023 Equity Incentive Plan are “non-routine” matters.

If you do not vote the shares held in your name, your shares will not be voted. However, the Company may vote your shares if you have returned a blank or incomplete proxy card.

► HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

Our Board recommends that you vote FOR each of the director nominees set forth in this proxy statement, FOR the approval of the Issuer Direction Corporation 2023 Equity Incentive Plan and FOR the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

PROXY STATEMENT | 4

► HOW DO I VOTE?

You may vote using any of the following methods:

Virtually at the Annual Meeting:

You may vote at the Annual Meeting either by virtually attending the meeting yourself or authorizing a representative to virtually attend the meeting on your behalf by providing them your virtual Annual Meeting code. If you are a street holder of shares, you must obtain a proxy from your broker, bank, or nominee naming you as the proxy holder and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Other ways to vote:

You may also vote by telephone or online as instructed in our proxy, or by returning a proxy card or voting instruction form sent to you in response to your request for printed proxy materials.

MAIL: Please mark, sign, date, and return this proxy card promptly using the enclosed envelope.

FAX: Complete the reverse portion of this proxy card and fax to (202) 521-3464.

INTERNET: https://www.iproxydirect.com/isdr

PHONE: 866.752.VOTE (8683)

► ONCE I DELIVER MY PROXY, CAN I REVOKE OR CHANGE MY VOTE?

Yes. You may revoke or change your proxy at any time before it is voted by giving a written revocation notice to our corporate secretary, by delivering a new revised proxy no later than the end of the day prior to the Annual Meeting, or by voting virtually at the meeting.

► WHO PAYS FOR SOLICITING PROXIES?

We are paying for all costs of soliciting proxies. Our directors, officers, and employees may request the return of proxies by mail, telephone, internet, telefax, telegram, or personal interview. We are also requesting that banks, brokerage houses, and other nominees or fiduciaries forward the soliciting material to their principals and that they obtain authorization for the execution of proxies. We will reimburse them for their expenses.

► COULD OTHER MATTERS BE CONSIDERED AND VOTED UPON AT THE MEETING?

Our Board does not expect to bring any other matter before the Annual Meeting and is not aware of any other matter that may be considered at the meeting. However, if any other matter does properly come before the meeting, the proxy holders will vote the proxies as the Board may recommend.

► WHAT HAPPENS IF THE MEETING IS POSTPONED OR ADJOURNED?

Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy at any time until it is voted.

► HOW CAN I CONTACT ISSUER DIRECT TO REQUEST MATERIALS

By mail addressed to: Issuer Direct Corporation, One Glenwood Ave, Suite 1001, Raleigh NC 27603 Attn: Chairman of the Board. By phone, call 919.481.4000 or 866.752.VOTE (8683), by fax, 202.521.3464, or by email at proxy@iproxydirect.com.

PROXY STATEMENT | 5

Delivery of Documents to Security Holders Sharing an Address

We will only deliver one set of materials to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Also, we will promptly deliver a separate copy of these materials and future stockholder communication documents to any stockholder at a shared address to which a single copy of these materials was delivered, or deliver a single copy of these materials and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above. Stockholders may also address future requests regarding delivery of proxy materials and/or annual reports by contacting us at the address noted above.

PROXY STATEMENT | 6

Proposal 1–Election of Directors

ELECTION OF THE FIVE DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED

NOMINEES FOR DIRECTOR

At our Annual Meeting, stockholders will elect five directors, each to serve a term of one year or until his or her successor is elected and qualified. Our Board is currently comprised of each of these five directors. Our Board is not divided into classes of directors, meaning all of our directors are voted on every year at our Annual Meeting of Stockholders.

Mr. William H. Everett, who is currently Chairman of the Board and member of the Audit Committee, will not stand for re-election at the Annual Meeting. Mr. Everett has served as a member of our Board for ten years. Pursuant to our Bylaws, members of our Board are limited to ten year terms with certain limited exceptions. The Board wishes to thank Mr. Everett for his invaluable and committed service to Issuer Direct over the past ten years and wishes him the best in retirement.

Unless otherwise instructed on the proxy card, each of the persons named as proxies on the proxy card intends to vote the shares represented thereby in favor of the five nominees listed under “Certain Information Concerning Director Nominees” below.

All nominees have consented to being named in this Proxy Statement and to serve if elected. If, however, any nominee should become unable or unwilling to serve, the persons named as proxies on the proxy card will vote the shares represented by the proxy for another person duly nominated by our Board.

CERTAIN INFORMATION CONCERNING DIRECTOR NOMINEES

Certain information concerning the nominees for election as directors is set forth below. This information was furnished to us by the nominees. No family relationship exists between any of our directors or executive officers.

The names of the nominees and certain information about them as of April 28, 2023 are set forth below:

Nominee	Age	Position	Director Since
J. Patrick Galleher	50	Director, Chairman of Compensation Committee	2014
Michael Nowlan	64	Director, Chairman of Audit Committee	2017
Marti Beller Lazear	55	Director, Member of the Compensation Committee	2021
Graeme P. Rein	43	Director, Member of the Audit Committee	2021
Brian R. Balbirnie	51	Director, President and Chief Executive Officer	2007

PROXY STATEMENT | 7

J. Patrick Galleher
Age 50 Director Since 2014 ● Chairman of the Compensation Committee

Professional Background and Qualifications Mr. Galleher joined the Board of Issuer Direct Corporation on March 11, 2014. Mr. Galleher is a Managing Partner for Boxwood Partners, a merchant bank in Richmond, Virginia, where he leads transactions for Boxwood’s M&A advisory services and private equity group. In this capacity, he has led sell-side, buyout and capital raising transactions. Prior to joining Boxwood, Mr. Galleher was CEO of WILink plc (WLK: LSE), a global financial communications business with operations in the U.S., Canada, U.K., Continental Europe, and Sweden. In 2006, as CEO, he successfully led the company through a public-to-private transaction and sale to SVIP, a NYC-based private equity group. Mr. Galleher holds a B.S. in Business Administration from the University of Richmond and a degree from the London Business School as well as attending the Centre for Creative Leadership in Belgium. He is a board member and founder of the Virginia Chapter of Young President’s Organization (YPO) and the Midlothian Athletic Club. He formerly served as chairman of the board for sweetFrog and Shockoe Commerce Group, both of which are private companies. Mr. Galleher brings to the Board more than 20 years of business-related experience, with expertise in business operations, mergers and acquisitions, marketing and investments, which makes him a well-qualified candidate to be a director of the Company.

Michael Nowlan
Age 64 Director Since 2017 ● Chairman of the Audit Committee

Professional Background and Qualifications Mr. Nowlan joined the Board of Issuer Direct Corporation on September 28, 2017. Mr. Nowlan currently provides executive consulting services to private companies. Mr. Nowlan was Chief Executive Officer of Primus Telecommunications Canada Inc. (and its related US operating companies Primus Telecommunications Inc. and Lingo Inc.) from late 2013 to 2016. Primus was a private company whose principal business was re-selling of residential and commercial telecommunications services within Canada and the United States. Mr. Nowlan supervised the sale of the Primus assets after it filed for CCAA creditor protection in Canada and related recognition under Chapter 15 of the US Bankruptcy Code in January 2016 as a result of liquidity challenges due to competitive margin pressures and over-leverage. Mr. Nowlan led Marketwired, a leading newswire service, from 2001 to 2013 as President and Chief Executive Officer. Under his leadership, Marketwired executed several successful strategic acquisitions. He transitioned the business to a SaaS business model and set the strategy for the company to embrace the emerging technology trends in the communication industry. Prior to joining Marketwired in 1999 as its Chief Financial Officer, Mr. Nowlan had wide financial management experience including starting his career in 1982 at PricewaterhouseCoopers where he remained until 1988. Mr. Nowlan is a member of the Institute of Corporate Directors with the ICD.D Certification and a CPA-CA since 1984. Mr. Nowlan has a Bachelor of Commerce degree from Queen’s University. Mr. Nowlan brings to the Board more than 35 years of business-related experience, with expertise in communication businesses, accounting and auditing, which makes him a well-qualified candidate to be a director of the Company.

PROXY STATEMENT | 8

Marti Beller Lazear
Age 55 Director Since 2021 ● Member of the Compensation Committee

Professional Background and Qualifications Ms. Beller is an international loyalty & digital marketing executive with twenty-five years of experience helping Fortune 500 companies grow enterprise value by driving customer engagement and brand loyalty. Since January 2019, she has been President of Kobie Marketing, Inc., an industry leader in customer loyalty strategy, platform development and management, and analytics, serving companies across the travel, retail and financial services vertical markets. From June 2015 to April 2018, Ms. Beller was Group Head of Loyalty Products & Platforms at Mastercard Worldwide. At Mastercard, she was accountable for leading five globally distributed product lines with varying go-to-market strategies based on regional market dynamics. She also managed the integration of two significant acquisitions while at Mastercard. In January 2011, Ms. Beller founded, PlanG, a technology startup designed to drive customer loyalty by rewarding customers with philanthropic donations to charities in the United States. She served as the company’s CEO until it was sold in July 2015. From 1994 to 2010, Ms. Beller worked for cxLoyalty, a company which focuses on delivering travel and loyalty services where she served in a number of capacities of increasing responsibility, including President for ten years prior to her departure. Ms. Beller has a B.S. from Virginia Tech. Ms. Beller brings to the Board more than 30 years of business-related experience, with expertise in marketing, business operations and sales, which makes her a well-qualified candidate to be a director of the Company.

Graeme P. Rein
Age 43 Director Since 2021 ● Member of the Audit Committee

Professional Background and Qualifications Mr. Rein is the Managing Member and Chief Investment Officer of Yorkmont Capital Management, LLC, an Austin, Texas based registered investment advisor which he founded in 2012. Prior to Yorkmont Capital, Mr. Rein worked as a research analyst at Bares Capital Management, Inc. from 2006 to 2012 and as an audit professional at Deloitte & Touche, LLP from 2004 to 2006. Mr. Rein graduated from Princeton University with a Bachelor of Arts in Economics and from the McCombs School of Business at the University of Texas with a Masters in Professional Accounting. He holds the Chartered Financial Analyst (CFA) designation and is also a Certified Public Accountant (CPA) in the state of Texas. Mr. Rein has served as a member of the Board of Directors of Where Food Comes From, Inc. (NASDAQ: WFCF) since May 2016. Mr. Rein brings to the Board more than 16 years of business-related experience, with expertise in finance, accounting, and investments, which makes him a well-qualified candidate to be a director of the Company.

Brian R. Balbirnie
Age 51 Director Since 2006 ● President and Chief Executive Officer

Professional Background and Qualifications Mr. Balbirnie is a member of the Board and our President and Chief Executive Officer. Mr. Balbirnie established Issuer Direct in 2006 with a vision of creating a technology driven back-office compliance platform that would reduce costs as well as increase the efficiencies of the most complex tasks, today the company calls it Platform id. Mr. Balbirnie is responsible for the strategic leadership of the company and oversees day-to-day operations. Under Mr. Balbirnie’s direction, the Company has grown and in 2020 worked with over 6,000 customers. Mr. Balbirnie is an entrepreneur with more than 20 years of experience in emerging industries. Prior to Issuer Direct, Mr. Balbirnie was the founder and managing partner of Catapult Company, a compliance and consulting practice focused on the Sarbanes Oxley Act. During 2002 and 2003, Mr. Balbirnie also served as the Vice President and Chief Financial Officer of Mobile Reach International, Inc., a publicly traded company, and as the President and Chief Technology Officer of IVUE Corporation, a private company. Prior to and with Catapult, Mr. Balbirnie also advised several companies on their public market strategies, merger & acquisitions as well as their financial reporting requirements. Mr. Balbirnie brings to the Board over 15 years of business, finance, marketing and leadership experience in the communications and compliance industries, which makes him a well-qualified candidate to be a director of the Company.

PROXY STATEMENT | 9

BOARD AND COMMITTEE MEMBERSHIP

The table below provides committee membership of each Board member as of April 28, 2023.

Board Member	Audit Committee	Compensation Committee
Independent Directors
Michael Nowlan	C
William H. Everett	X
Graeme P. Rein	X
J. Patrick Galleher		C
Marti Beller Lazear		X
Internal Director
Brian R Balbirnie

C= Committee Chairman X = Committee Member

VOTE REQUIRED

The “FOR” vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting is required to elect each member of the Board of Directors.

The Board of Directors recommends a vote "FOR" the election of five (5) directors, until the next Annual Meeting or until their successors are duly elected and qualified

PROXY STATEMENT | 10

Corporate Governance

Our Directors will serve until our next Annual Meeting of stockholders or until their resignation or removal.

Our directors are elected at the Annual Meeting of stockholders, with vacancies filled by the Board, and serve until their successors are elected and qualified, or their earlier resignation or removal. Officers are appointed by the Board and serve at the discretion of the Board or until their earlier resignation or removal. Under the General Corporation Law of the State of Delaware, any action which is required to or may be taken at any annual or special meeting of stockholders may also be taken without a meeting or prior notice by written consent of the holders of the outstanding stock that would be necessary to authorize or take such action at a meeting.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 145 of the General Corporation Law of the State of Delaware provides, in general, that a corporation incorporated under the laws of the State of Delaware, as we are, may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than a derivative action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. In the case of a derivative action, a Delaware corporation may indemnify any such person against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification will be made in respect of any claim, issue or matter as to which such person will have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or any other court in which such action was brought determines such person is fairly and reasonably entitled to indemnity for such expenses.

Our certificate of incorporation and bylaws provide that we will indemnify our directors, officers, employees and agents to the extent and in the manner permitted by the provisions of the General Corporation Law of the State of Delaware, as amended from time to time, subject to any permissible expansion or limitation of such indemnification, as may be set forth in any stockholders’ or directors’ resolution or by contract. Any repeal or modification of these provisions approved by our stockholders will be prospective only and will not adversely affect any limitation on the liability of any of our directors or officers existing as of the time of such repeal or modification.

We are also permitted to apply for insurance on behalf of any director, officer, employee or other agent for liability arising out of his actions, whether or not the General Corporation Law of the State of Delaware would permit indemnification.

DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE

We have directors’ and officers’ liability insurance insuring our directors and officers against liability for acts or omissions in their capacities as directors or officers.

CODE OF ETHICS

We have adopted a code of ethics that applies to our officers, directors and employees, including our principal executive officer and principal accounting officer, which is posted on our website at www.issuerdirect.com.

DIRECTOR INDEPENDENCE

The Board has determined that Ms. Beller and Messrs. Everett, Galleher, Nowlan and Rein, our current Board members, satisfy the requirement for independence set out in Section 303A.02 of the NYSE American rules and Section 10A(m) of the Exchange Act (the “Exchange Act”) (collectively, the “Independence Rules”). None of the directors described in the preceding sentences has a material relationship with us (other than being a director and/or as a stockholder). In making its independence determinations, the Board sought to identify and analyze all of the facts and circumstances relating to any relationship between a director, his immediate family or affiliates and our company and our affiliates and did not rely on categorical standards other than those contained in the NYSE American rule referenced above.

PROXY STATEMENT | 11

BOARD COMMITTEES

Our Board has established an Audit Committee and a Compensation Committee, each of which has the composition and responsibilities described below.

Audit Committee
Members: ● Michael Nowlan (Chairman) ● William H. Everett ● Graeme P. Rein Meetings in 2022: 4

Our Audit Committee was implemented on October 23, 2013 and is currently comprised of Messrs. Everett, Nowlan and Rein, each of whom our Board has determined to be financially literate and qualify as an independent director under the Independence Rules. Mr. Nowlan is the chairman of our Audit Committee.

Each of Messrs. Nowlan, Everett and Rein qualify as a financial expert, as defined in Item 407(d)(5)(ii) of Regulation S-K.

Responsibilities

The Audit Committee’s duties are to recommend to our Board the engagement of independent auditors to audit our financial statements and to review our accounting and reporting principles. The Audit Committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the independent public accountants, including their recommendations to improve the system of accounting and internal controls. During the year ended December 31, 2022, our Audit Committee held four meetings.

Compensation Committee
Members: ● J. Patrick Galleher (Chairman) ● Marti Beller Lazear Meetings in 2022: 4

Our Compensation Committee was implemented on October 23, 2013 and is currently comprised of Ms. Beller and Mr. Galleher, each of whom our Board has determined to qualify as an independent director under the Independence Rules. Mr. Galleher is the chairman of our Compensation Committee.

Responsibilities

The Compensation Committee reviews and approves our salary and benefits policies, including compensation of executive officers and directors. The Compensation Committee also administers our stock compensation plans and recommends and approves grants of stock compensation under such plans. During the year ended December 31, 2022, our Compensation Committee held four meetings.

MEETINGS AND ATTENDANCE

During the year ended December 31, 2022, the Board held twelve meetings and the respective committees held eight total meetings, and each director attended all of (i) Board meetings held during the period for which he or she was a director and (ii) committee meetings held during the period for which he or she was a committee member. We do not have a policy requiring director attendance at stockholder meetings, but members of our Board are encouraged to attend.

PROXY STATEMENT | 12

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

A stockholder who wishes to communicate with our Board, any committee of our Board, the non-management directors or any particular director, may do so by writing to such director or directors in care of the Corporate Secretary, c/o Issuer Direct Corporation, One Glenwood Avenue, Suite 1001, Raleigh, NC 27603. Our secretary will forward such communication to the full Board, to the appropriate committee or to any individual director or directors to whom the communication is addressed, unless the communication is unrelated to the duties and responsibilities of our Board (such as spam, junk mail and mass mailings, ordinary course disputes over fees or services, personal employee complaints, business inquiries, new product or service suggestions, resumes and other forms of job inquiries, surveys, business solicitations or advertisements) or is unduly hostile, threatening, illegal, or harassing, in which case our secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

NON-EMPLOYEE DIRECTOR COMPENSATION ARRANGEMENT

Effective as of March 2, 2021, our Board, upon the recommendation of our Compensation Committee, determined to compensate our non-employee directors as set forth below.

Annual Equity Grant. On the date of each annual meeting of stockholders, each non-employee director who is serving on our Board on the date of such annual meeting or who is elected by the stockholders at such annual meeting will automatically receive a grant of restricted stock units (“RSUs”) equal to $67,000 divided by the closing price of our common stock as reported by NYSE American on the date of such annual meeting. The amount of $67,000 was determined by the Board based on a survey of the value and type of equity grants to members of board of directors of similarly sized publicly traded companies. The RSUs will fully vest on the earlier of (i) the date of the following year’s annual meeting of stockholders (but only for a non-employee director who ceases to be a member of our Board at such annual meeting as a result of not standing for re-election or not being re-elected), (ii) the date that is one year following the date of grant, or (iii) immediately prior to the consummation of a change of control event. Each of the nominees for the Board contained in this Proxy Statement would be entitled to this equity grant if elected by the stockholders.

Initial Equity Grant. Each non-employee director appointed to our Board and not by a vote of the stockholders at an annual meeting is automatically granted an initial grant of RSUs equal to $67,000 divided by the closing price of our common stock as reported by NYSE American on the date of his or her appointment to our Board (with such amount pro-rated based on the number of days between the date of such director’s appointment and the date of our first annual meeting of stockholders following the date of grant (or to the extent that we have not determined the date of the next annual meeting of stockholders on or before the date of grant, June 15th of the year following the date of grant)). The amount of $67,000 was determined by the Board based on a survey of the value and type of equity grants to members of board of directors of similarly sized publicly trading companies. The RSU’s will fully vest on the date of our first annual meeting of stockholders following the date of grant or immediately prior to the consummation of a change of control event. If an individual is appointed as a non-employee director at an annual meeting of stockholders, he or she will be granted an annual equity grant, as described above, in lieu of the initial equity grant. None of the nominees for the Board contained in this Proxy Statement would be entitled to this initial equity grant.

Monthly Cash Payment. During 2023, each non-employee director will receive a monthly cash retainer of $3,000 for service on our Board and our Chairman of our Board will receive an additional monthly cash retainer of $1,500. The cash retainers were determined by the Board based on a survey of cash retainers paid to members of board of directors of similarly sized publicly traded companies.

2022 NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

The following table shows amounts earned by each non-employee director in fiscal 2022:

Director	Fees Earned or Paid in Cash		Stock Awards		Warrant Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-qualified Deferred Compensation Earnings	All Other Compensation	Total

William H. Everett	$54,000	(1)	$66,977	(2)	-	-	-	-	$120,977
J. Patrick Galleher	$36,000		$66,977	(2)	-	-	-	-	$102,977
Marti Beller Lazear	$36,000		$66,977	(2)	-	-	-	-	$102,977
Michael Nowlan	$36,000		$66,977	(2)	-	-	-	-	$102,977
Graeme P. Rein	$36,000		$66,977	(2)	-	-	-	-	$102,977

_____________________

(1)	In addition to the $3,000 per month paid to all members of the Board, this amount includes an additional $1,500 per month for Mr. Everett’s service as the Chairman of our Board.

(2)

The amounts shown in this column represent the grant date fair value of the awards determined in accordance with ASC 718. Restricted stock units are valued based on the closing price of Issuer Direct’s ordinary shares on the date of grant, which was $26.92. On June 8, 2022, each non-employee director was granted 2,488 restricted stock units with a vesting date of June 8, 2023.

PROXY STATEMENT | 13

Security Ownership of Beneficial Owners and Management

The following table sets forth certain information as of April 28, 2023, regarding the beneficial ownership of our common stock by (i) each person or entity who, to our knowledge, beneficially owns more than 5% of our common stock; (ii) each executive officer and named officer; (iii) each director; and (iv) all of our officers and directors as a group. Unless otherwise indicated in the footnotes to the following table, each of the stockholders named in the table has sole voting and investment power with respect to the shares of our common stock beneficially owned. Except as otherwise indicated, the address of each of the stockholders listed below is: c/o Issuer Direct Corporation, One Glenwood Ave, Suite 1001, Raleigh NC 27603.

Name of Beneficial Owner	Number of Shares Owned (1)		Percentage Owned (1)

Brian R. Balbirnie(2)(3)	614,829	(4)	16.22%
Timothy Pitoniak(2)	7,500	(5)	0.20%
William H. Everett(3)	36,877	(6)	0.97%
J. Patrick Galleher(3)	63,802	(6)	1.68%
Marti Beller Lazear(3)	5,041	(6)	0.13%
Michael Nowlan(3)	37,041	(7)	0.97%
Graeme P. Rein(3)	240,041	(8)	6.33%
All officers, directors, and management as a group (7 persons)	997,537	(9)	26.08%

Other Beneficial Owners
Forager Capital Management, LLC	465,749		12.29%
LionGuard Capital Management Inc.	272,578		7.19%
Richard H. Witmer	190,454		5.02%

____________________

(1)

In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of the common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after April 28, 2023, are deemed outstanding, while the shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of the common stock held by them. Applicable percentage ownership is based on 3,791,020 shares of the common stock outstanding as of April 28, 2023. The inclusion in the table above of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

(2)	Officer.

(3)	Director.

(4)	Excludes 20,000 restricted stock units, none of which vest within 60 days of April 28, 2023.

(5)

Includes options to purchase 7,500 shares of common stock that are currently exercisable or exercisable within 60 days of April 28, 2023 and excludes options to purchase 22,500 shares of common stock and 25,000 restricted stock units, none of which vest within 60 days of April 28, 2023.

(6)	Includes 2,488 restricted stock units which vest on June 8, 2023.

(7)	Includes 2,488 restricted stock units which vest on June 8, 2023 and options to purchase 16,000 shares of common stock that are currently exercisable or exercisable within 60 days of April 28, 2023.

(8)

Includes (i) 185,000 shares of common stock held by Yorkmont Capital Partners, LP; (ii) 52,553 shares of common stock held by Mr. Rein individually; and (iii) 2,488 restricted stock units which vest on June 8, 2023 which Mr. Rein will hold individually. Mr. Rein is the Managing Member of Yorkmont Capital Management, LLC, which is the general partner of Yorkmont Capital Partners, LP. Mr. Rein and Yorkmont Capital Management, LLC are indirect beneficial owners of the reported securities.

(9)	Includes 12,440 restricted stock units which vest on June 8, 2023 and options to purchase 23,500 shares of common stock that are currently exercisable or exercisable within 60 days of April 28, 2023.

PROXY STATEMENT | 14

Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

We formed a Compensation Committee on October 23, 2013. Prior to that date, all compensation decisions for our named executive officers were made by our Board.

The Compensation Committee of our Board will review at least annually and determine (or recommend to the Board as the case may be) the executive compensation for Mr. Balbirnie and any other named executive officers, including approving any grants of stock options or other equity incentive awards in accordance with the philosophy and components described in this Proxy Statement. To date, neither the Board nor the Compensation Committee has retained the services of a compensation consultant. The Compensation Committee does not intend to retain such services for 2023 but may decide to do so in the future.

SUMMARY COMPENSATIONTABLE

The following table shows amounts earned by each officer in the years ended December 31, 2022 and 2021:

Name and	Year	Salary	Bonus		Stock Awards	Option Awards	Non-equity incentive plan compensation	Change in Pension Value and Nonqualified deferred compensation earnings	All Other Compensation	Total
Principal Position		($)	($)		($)	($)	($)	($)	($)	($)

Brian R. Balbirnie	2022	210,000	5,250	(1)	—	—	—	—	—	215,250
(Chief Executive Officer)	2021	208,077	90,850	(2)	—	—	—	—	—	298,927

Timothy Pitoniak (Chief Financial Officer) (7)	2022	225,962	5,875	(3)	520,000(4)	356,028(5)	—	—	—	1,107,865

Steven Knerr	2021	169,039	57,202	(6)	—	—	—	—	—	226,241
(Chief Financial Officer) (7)

(1) Represents a bonus earned by Mr. Balbirnie during the year ended December 31, 2022 which was paid on January 7, 2023.

(2) Represents a bonus earned by Mr. Balbirnie during the year ended December 31, 2021 which was paid on March 11, 2022.

(3) Represents a bonus earned by Mr. Pitoniak during the year ended December 31, 2022 which was paid on January 7, 2023.

(4) Represents a restricted stock unit granted January 2, 2022 of 20,000 shares of our common stock, all of which vest on January 24, 2025.

(5) Represents a stock option granted January 24, 2022 for the purchase of 30,000 shares of our common stock, with 7,500 shares vesting on January 24, 2023, January 24, 2024, January 24, 2025 and January 24, 2026 at an exercise price of $26 and termination date of January 24, 2032

(6) Represents a bonus earned by Mr. Knerr during the year ended December 31, 2021 which was paid on March 11, 2022.

(7) Mr. Pitoniak replaced Mr. Knerr as our Chief Financial Officer on January 24, 2022. Mr. Knerr remained with the Company as its Vice President of Finance and Controller.

PROXY STATEMENT | 15

We currently have an executive employment agreement with Messrs. Balbirnie and Pitoniak, the terms of which are summarized below.

BRIAN R. BALBIRNIE EMPLOYMENT AGREEMENT

On April 30, 2014, the Company entered into an Executive Employment Agreement (the “Balbirnie Agreement”) with Brian R. Balbirnie to serve as the Company’s President and Chief Executive Officer. Mr. Balbirnie had served as the Company’s most senior executive officer since 2006 without a formal employment agreement. The Balbirnie Agreement will continue until terminated pursuant to its terms as described below.

On May 1, 2017, the Company and Mr. Balbirnie agreed to amend the Balbirnie Agreement as follows: (i) to increase Mr. Balbirnie’s annual base salary from $185,000 to $200,000 and (ii) to decrease Mr. Balbirnie’s eligibility to receive an annual cash bonus from 45% to 40% of his annual base salary upon the achievement of reasonable target objectives and performance goals. However, for fiscal years 2022 and 2023, our Board has decided to increase Mr. Balbirnie’s target bonus potential to the previous 50% level subject to the specific bonus percentages further described below in the 2022 and 2023 Bonus Plan sections for Mr. Balbirnie. Additionally, on March 19, 2021, our Compensation Committee agreed to increase Mr. Balbirnie’s annual salary from $200,000 to $210,000 effective as of March 1, 2021 in recognition of the Company’s 2020 financial performance and, on February 1, 2023, increased Mr. Balbirnie’s annual salary from $210,000 to $285,000 to align it with current market salaries for chief executive officers of similarly sized companies. Also, for the year ended December 31, 2022, Mr. Balbirnie earned a cash bonus of $5,250, which was paid on January 7, 2023. The revised base salary will be reviewed annually by the Compensation Committee for increase as part of its annual compensation review. The cash bonus goals will continue to be determined by the Board in consultation with Mr. Balbirnie on or before the end of the first quarter of the fiscal year to which the bonus relates. In addition, Mr. Balbirnie is eligible to receive such additional bonus or incentive compensation as the Board may establish from time to time in its sole discretion.

Pursuant to the Balbirnie Agreement, if Mr. Balbirnie’s employment is terminated upon his disability, by Mr. Balbirnie for good reason (as such term is defined in Balbirnie Agreement), or by us without cause (as such term is defined in Balbirnie Agreement), Mr. Balbirnie will be entitled to receive, in addition to other unpaid amounts owed to him (e.g., for base salary, accrued personal time and business expenses): (i) to the then base salary for a period of twelve months (in accordance with the Company’s general payroll policy) commencing on the first payroll period following the fifteenth day after termination of employment and (ii) substantially similar coverage under the Company’s then-current medical, health and vision insurance coverage for a period of twelve months. Additionally, if Mr. Balbirnie’s employment is terminated for disability, the vesting of any option grants will continue to vest pursuant to the schedule and terms previously established during the twelve-month severance period. Subsequent to the twelve-month severance period the vesting of any option grants will immediately cease. If Mr. Balbirnie’s employment is terminated without cause, vesting of any equity grants will immediately cease upon termination except as described below relating to a Corporate Transaction.

If the Company terminates Mr. Balbirnie’s employment for cause or employment terminates as a result of Mr. Balbirnie’s resignation or death, Mr. Balbirnie will only be entitled to unpaid amounts owed to him and the vesting of any option grants will immediately cease.

Mr. Balbirnie has no specific right to terminate the employment agreement or right to any severance payments or other benefits solely as a result of a Corporate Transaction (as defined in the Company’s 2014 Equity Incentive Plan). However, if within twelve months following a corporate transaction, Mr. Balbirnie terminates his employment for good reason or the Company terminates his employment without cause, the severance period discussed above will be increased from twelve to eighteen months and any then unvested equity grants held by Mr. Balbirnie will immediately vest and become exercisable for a period equal to the earlier of (i) six months from termination or (ii) the expiration of such option grant pursuant to its original terms.

The Balbirnie Agreement also contains certain non-competition, no solicitation, confidentiality, and assignment of inventions requirements for Mr. Balbirnie.

PROXY STATEMENT | 16

TIMOTHY PITONIAK EMPLOYMENT AGREEMENT

On January 12, 2023, the Company entered into an Executive Employment Agreement (the “Pitoniak Agreement”) with Timothy Pitoniak to serve as the Company’s Chief Financial Officer effective as of January 24, 2023 (the “Effective Date”).

Under the Pitoniak Agreement, Mr. Pitoniak is entitled to an annual base salary of $235,000. The base salary will be reviewed annually by the Company’s Board or Compensation Committee for increase as part of its annual compensation review. Mr. Pitoniak is also eligible to receive an annual bonus of 45% of his annual base salary upon the achievement of reasonable target objectives and performance goals, to be determined by the Board or Compensation Committee in consultation with Mr. Pitoniak on or before the end of the first quarter of the fiscal year to which the bonus relates. However, for fiscal years 2022 and 2023, our Board has decided to increase Mr. Pitoniak’s target bonus potential to the previous 50% level subject to the specific bonus percentages further described below in the 2022 and 2023 Bonus Plan sections for Mr. Pitoniak. On February 1, 2023, increased Mr. Pitoniak’s annual salary from $235,000 to $244,400 as a normal annual merit adjustment. Also, for the year ended December 31, 2022, Mr. Pitoniak earned a cash bonus of $5,875, which was paid on January 7, 2023. The revised base salary will be reviewed annually by the Compensation Committee for increase as part of its annual compensation review. The cash bonus goals will continue to be determined by the Board in consultation with Mr. Balbirnie on or before the end of the first quarter of the fiscal year to which the bonus relates. In addition, Mr. Pitoniak is eligible to receive such additional bonus or incentive compensation as the Board may establish from time to time in its sole discretion.

Under the Plan and as of the Effective Date, Mr. Pitoniak was granted the following: (i) 20,000 restricted stock units (the “RSU Grant”) pursuant to a Restricted Stock Unit Award Agreement which is valued at $26.00 per share, the closing price of the Company’s common stock as of the Effective Date and (ii) an incentive stock option to purchase 30,000 shares of the Company’s common stock at a per share exercise price of $26.00 per share, the closing price of the Company’s common stock as of the Effective Date (the “Option Grant”) pursuant to an Incentive Stock Option Grant and Agreement. Provided Mr. Pitoniak is employed on each of the following dates by the Company or one of its affiliates, the entire RSU Grant will vest three years from the Effective Date and the Option Grant shall vest over a four-year period, at a rate of 7,500 shares of common stock underlying the Option Grant on the first, second, third and fourth anniversary of the Effective Date. In the event of a Corporate Transaction (as defined in the Plan), any unvested portion of the RSU Grant and Option Grant shall be immediately vested.

Pursuant to the Pitoniak Agreement, if Mr. Pitoniak’s employment is terminated upon his disability, by Mr. Pitoniak for good reason (as such term is defined in Pitoniak Agreement), or by us without cause (as such term is defined in Pitoniak Agreement), Mr. Pitoniak will be entitled to receive, in addition to other unpaid amounts owed to him (e.g., for base salary, accrued personal time and business expenses): (i) to the then base salary for a period of six months (in accordance with the Company’s general payroll policy) commencing on the first payroll period following the fifteenth day after termination of employment and (ii) substantially similar coverage under the Company’s then-current medical, health and vision insurance coverage for a period of six months. Additionally, if Mr. Pitoniak’s employment is terminated for disability, the vesting of any equity grants will continue to vest pursuant to the schedule and terms previously established during the six month severance period. Subsequent to the six month severance period the vesting of any equity grants will immediately cease.

If the Company terminates Mr. Pitoniak’s employment for cause or employment terminates as a result of Mr. Pitoniak’s resignation (other than for good reason) or death, Mr. Pitoniak will only be entitled to unpaid amounts owed to him and the vesting of any equity grants will immediately cease. Mr. Pitoniak has no specific right to terminate the employment agreement or right to any severance payments or other benefits solely as a result of a Corporate Transaction.

The Pitoniak Agreement also contains certain noncompetition, non-solicitation, confidentiality, and assignment of inventions requirements for Mr. Pitoniak.

PROXY STATEMENT | 17

PHILOSOPHY OF COMPENSATION

The goals of our compensation policy are to ensure that executive compensation rewards management for helping us achieve our financial goals (increased sales, profitability, etc.), meet our product development milestones and align management’s overall goals and objectives with those of our stockholders. To achieve these goals, our Compensation Committee and Board aim to achieve the following:

►	provide competitive compensation packages that enable us to attract and retain superior management personnel;

►	relate compensation to the Company’s overall performance, the individual officer’s performance and our assessment of the officer’s future potential;

►	reward our officers fairly for their role in our achievements; and

►	align executive’s objectives with the objectives of stockholders, including through the grant of equity awards.

We have determined that in order to best meet these objectives, our executive compensation program should balance fixed and bonus compensation, as well as cash and equity compensation, as discussed below. Historically, there has been no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation for our executive officers.

COMPONENTS OF COMPENSATION

The four principal components of our compensation program for our named executive officers are base salary, personal benefits (such as health and dental insurance), cash bonuses and or equity based grants. As noted below, cash bonuses and equity grants are not necessarily earned or granted every year.

Base Salary. The primary component of compensation for our named executive officers is base salary. Base salary levels for our named executive officers have historically been determined based upon an evaluation of a number of factors, including the individual officer’s level of responsibility and our overall performance. The Compensation Committee intends to review each named executive officer’s base salary on an annual basis and adjust such salaries as deemed appropriate.

Cash Bonus. For the year ended December 31, 2022, Messrs. Balbirnie and Pitoniak earned cash bonuses of $5,250 and $5,875, respectively, based on the specific bonus percentages further described below in the 2022 Bonus Plan sections for Messrs. Balbirnie and Pitoniak. Both bonuses were paid on January 7, 2023.

We intend to consider the amount of cash bonus that each of our named executive officers should be entitled to receive in connection with our annual compensation review, taking into account each executive’s total compensation package, and any more formal data we obtain regarding the compensation levels of similarly situated executives. We will also consider in connection with such review whether to designate certain financial or operational metrics or other objective or subjective criteria in determining the final amounts of such awards.

Equity Based Grants. An additional principal component of our compensation policy for named executive officers consists of grants of stock options and other equity awards. Prior to 2015, all equity incentive awards were made either (i) in accordance with negotiated terms at levels deemed necessary to attract or retain the executive at the time of such negotiations and determined taking into account the recipient’s overall compensation package and the goal of aligning such executive’s interest with that of our stockholders, or (ii) at the discretion of the Board without reference to any formal targets or objectives, when deemed appropriate in connection with extraordinary efforts or results or necessary in order to retain the executive in light of the executive’s overall compensation package.

Neither the Compensation Committee nor the Board has approved any additional equity based grants for our named executive officers during the fiscal year 2022.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Compensation of Chief Executive Officer. During the twelve months ended December 31, 2022, Mr. Balbirnie’s total cash compensation earned was $215,250. Mr. Balbirnie’s total cash compensation earned was comprised of salary payments from January 1, 2022 through December 31, 2022 of $210,000 and a cash bonus payment of $5,250 paid on January 7, 2023.

2022 Bonus Plan. On March1, 2022, our Compensation Committee implemented a 2022 cash bonus plan for Mr. Balbirnie based on the following criteria:

►	Cash bonus target was 50% of annualized base salary of $210,000.

►	Cash bonus plan was based upon the achievement of target financial numbers during the fiscal year 2022.

►

Bonus targets for solely the target financial numbers would have been scaled as follows: (i) below 90% of target results in no bonus paid; (ii) 90% of target results in 50% of bonuses paid; (iii) 100% of target results in 100% of bonuses paid; (iv) 120% and greater of target results in 120% of bonuses paid. The payout is a maximum of 120% of target bonus.

PROXY STATEMENT | 18

Based on these criteria and as noted above, Mr. Balbirnie received a cash bonus for the year ended 2022 of $5,250, which was paid on January 7, 2023.

2023 Bonus Plan. On February 1, 2023, our Compensation Committee implemented a 2023 cash bonus plan for Mr. Balbirnie based on the following criteria:

►	Cash bonus target is 50% of annualized base salary of $285,000.

►	Cash bonus plan is based entirely upon the achievement of target financial numbers during the fiscal year 2023.

►

Bonus targets for solely the target financial numbers were scaled as follows: (i) below 90% of target results in no bonus paid; (ii) 90% of target results in 50% of bonuses paid; (iii) 100% of target results in 100% of bonuses paid; (iv) 120% and greater of target results in 120% of bonuses paid. The payout is a maximum of 120% of target bonus.

Compensation of Chief Financial Officer. For the twelve months ended December 31, 2022, Mr. Pitoniak’s total cash compensation earned was $231,837. Pitoniak’s total cash compensation earned was comprised of salary payments from January 24, 2022, his date of hire, through December 31, 2022 of $225,962 and a cash bonus payment of $5,875 paid on March 11, 2023.

2022 Bonus Plan. On March 1, 2022, our Compensation Committee implemented a 2022 cash bonus plan for Mr. Pitoniak based on the following criteria:

►	Cash bonus target was 50% of annualized base salary of $235,000.

►	Cash bonus plan was based the achievement of target financial numbers during the fiscal year 2022.

►

Bonus targets for solely the target financial numbers would be scaled as follows: (i) below 90% of target results in no bonus paid; (ii) 90% of target results in 50% of bonuses paid; (iii) 100% of target results in 100% of bonuses paid; (iv) 120% and greater of target results in 120% of bonuses paid. The payout is a maximum of 120% of target bonus.

Based on these criteria and as noted above, Mr. Pitoniak received a cash bonus for the year ended December 31, 2022 of $5,875, which was paid on January 7, 2023.

2023 Bonus Plan. On February 1, 2023, our Compensation Committee implemented a 2023 cash bonus plan for Mr. Pitoniak based on the following criteria:

►	Cash bonus target is 50% of annualized base salary of $244,400.

►	Cash bonus plan is based entirely upon the achievement of target financial numbers during the fiscal year 2023.

►

Bonus targets for solely the target financial numbers will be scaled as follows: (i) below 90% of target results in no bonus paid; (ii) 90% of target results in 50% of bonuses paid; (iii) 100% of target results in 100% of bonuses paid; (iv) 120% and greater of target results in 120% of bonuses paid. The payout is a maximum of 120% of target bonus.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding equity awards that have been previously awarded to each of the named executive officers and which remained outstanding as of December 31, 2022.

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares of Units That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market of Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)

Brian R. Balbirnie	—	—	—	—	—	—	—	—
Timothy Pitoniak	—	30,000	26.00	12/24/2032	30,000	—	—	—
	—	—	—	—	—	—	20,000	510,200

PROXY STATEMENT | 19

Issuer Direct Corporation 2014 Equity Incentive Plan

On March 31, 2014, our Board adopted the Issuer Direct Corporation 2014 Equity Incentive Plan, as amended (the “2014 Plan”), which provides for the grant of stock options, stock appreciation rights, restricted stock and restricted stock units to employees, directors and consultants, to be granted from time to time as determined by our Board or its designees. Our stockholders approved the 2014 Plan on May 23, 2014. The 2014 Plan was amended as of June 10, 2016 and June 17, 2020 to increase the number of shares of our common stock authorized under the plan. As of April 28, 2023, the number of shares reserved available for issuance under the 2014 Plan is 40,495. The 2014 Plan will expire by its terms on March 31, 2024.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2022, with respect to our equity compensation plans under which our equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted- average exercise price of Outstanding options (b)	Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plan approved by security holders	81,250	$20.17	130,995
Equity compensation plan not approved by security holders	-	$-	-
Total	81,250	$20.17	130,995

PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (as defined by SEC rules) and net income. For further information about how we align executive compensation with the Company’s performance, see “Compensation of Executive Officers” above. The amounts in the table below are calculated in accordance with SEC rules and do not represent amounts actually earned or realized by our named executive officers (“NEOs”), including with respect to equity based compensation.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEO’s (3)	Average Compensation Actually Paid to Non-PEO NEO’s (4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (5)	Net Income
2022	$215,250	$215,250	$231,837	$(13,762)	$137.63	$1,934,000
2021	$298,927	$298,927	$226,241	$226,241	$161.87	$3,291,000

(1)

The dollar amounts reported for Brian R. Balbirnie, our Chief Executive Officer (“PEO”), under “Summary Compensation Table Total for PEO” are the amounts of total compensation reported for Mr. Balbirnie in the “Total” column of the Summary Compensation Table for each applicable year.

(2)

The dollar amounts reported for Mr. Balbirnie under “Compensation Actually Paid” represent the amount of “compensation actually paid” to Mr. Balbirnie, as computed in accordance with Item 402(v) of Regulation S-K in each applicable year. No adjustments were made to the PEO’s total compensation for either as PEO had no outstanding equity grants (unvested or vested) as of each the years ended  December 31, 2022 or 2021.

(3)

The dollar amounts reported under “Average Summary Compensation Total for non-PEO Named Executive Officers” represent the average of the amounts reported for the our NEOs (excluding any individual serving as our CEO for such year) in the “Total” column of the Summary Compensation Table in each applicable year.

(4)

The dollar amounts reported under “Average Compensation Actually Paid for non-PEO Named Executive Officers” represent the average amount of “compensation actually paid” to the NEOs as a group (excluding the CEO), as computed in accordance with Item 402(v) of Regulation S-K in each applicable year. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group during the applicable year. Adjustments made to the NEO’s total compensation for each year to determine the compensation actually paid predominately represent the fair value of equity compensation granted during the covered fiscal year as reported in the Summary Compensation Table, if any, and other immaterial perquisites provided.  For the fiscal year ended 2022, our Chief Financial Officer’s compensation set forth in column 3 was adjusted as follows: (i) reduced by the equity grant award values set forth in the Summary Compensation Table in the aggregate of $876,028 and (ii) increased by the fair value (as defined by ASC Topic 718) of such equity awards, all of which were unvested as of December 31, 2022, in the aggregate of $630,424.

(5)

Total shareholder return (“TSR”) is calculated assuming a fixed investment of $100, including the reinvestment of dividends (as applicable) measured from the market close on December 31, 2020 through and including the end of the fiscal year for each year reported on the table.

RISK CONSIDERATIONS IN OUR COMPENSATION PROGRAMS

Our Compensation Committee believes that risks arising from our policies and practices for compensating employees are not reasonably likely to have a material adverse effect on us and do not encourage risk taking that is reasonably likely to have a material adverse effect on us. Our Compensation Committee believes that the structure of our executive compensation program mitigates risks by avoiding any named executive officer placing undue emphasis on any particular performance metric at the expense of other aspects of our business.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with the members of management of the Company and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee

J. Patrick Galleher (Chairman)

Marti Beller Lazear

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Proposal 2–Approval of Issuer Direct Corporation 2023 Equity Incentive Plan

APPROVAL OF ISSUER DIRECT CORPORATION 2023 EQUITY INCENTIVE PLAN

Our Board is seeking the approval of our stockholders of the Issuer Direct Corporation. 2023 Equity Incentive Plan (the “2023 Plan”), which was adopted by our Board on April 28, 2023, subject to stockholder approval. If the 2023 Plan is approved by our stockholders, we will reserve 300,000 shares of our common stock that could be issued pursuant to awards under the 2023 Plan, which is the initial number of shares of our common stock authorized for issuance under the 2023 Plan.

We believe that operation of the 2023 Plan is an important tool in enabling us to attract and retain the best available personnel for positions of substantial responsibility; to provide additional incentive to key employees, key contractors, and outside directors; and to promote the success of our business. The 2023 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of such employees, contractors, and outside directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. We will strive to use the 2023 Plan resources effectively and to maintain an appropriate balance between stockholder interests and the ability to recruit and retain valuable employees.

A copy of the 2023 Plan is included as Annex A to this Proxy Statement. Below is a summary of certain key provisions of the 2023 Plan, which is qualified in its entirety by reference to the full text of the 2023 Plan.

The Board recommends that the stockholders vote “FOR” the approval of the 2023 Plan.

PRIOR INCENTIVE PLANS

The 2023 Plan is intended to supplement the 2014 Plan, which will expire on March 31, 2024. As of April 28, 2023, the number of shares reserved available for issuance under the 2014 Plan is 40,495.

DESCRIPTION OF THE 2023 PLAN

Purpose. The purpose of the 2023 Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, key contractors, and outside directors of the Company and our subsidiaries. The 2023 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance awards, dividend equivalent rights, other awards, performance goals, and tandem awards which may be granted singly or in combination, or in tandem, and that may be paid in cash, shares of our common stock, or other consideration, or any combination thereof. The 2023 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of our key employees, key contractors, and outside directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

Effective Date and Expiration. The 2023 Plan was approved by our Board on April 28, 2023 (the “Effective Date”), subject to approval by our stockholders. The 2023 Plan will terminate on the tenth anniversary of the Effective Date, unless earlier terminated by our Board. No award may be granted under the 2023 Plan after its termination date, but awards made prior to the termination date may extend beyond that date in accordance with their terms.

Share Authorization. Subject to certain adjustments, the maximum aggregate number of shares of our common stock that may be delivered pursuant to awards under the 2023 Plan is currently 300,000 shares, plus any Prior Plan Awards (as defined below), subject to adjustment in certain circumstances to prevent dilution or enlargement as described below. All of the shares available for issuance as an award under the 2023 Plan may be delivered pursuant to incentive stock options. “Prior Plan Awards” means shares continuing to be reserved for award grants and any awards granted pursuant to the 2014 Plan that are outstanding on the Effective Date and that, on or after the Effective Date, (x) expire or otherwise terminate without having been exercised in full or without common stock being issued pursuant to such awards, (y) are forfeited, or (z) are repurchased by us.

Shares to be issued under the 2023 Plan may be made available from authorized but unissued shares of our common stock, common stock held in our treasury, or shares purchased by us on the open market or otherwise. During the term of the 2023 Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the 2023 Plan. Shares underlying awards granted under the 2023 Plan that expire or are forfeited, or terminated without being exercised, or awards that are settled for cash, will again be available for the grant of additional awards within the limits provided by in the 2023 Plan. If previously acquired shares of common stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a stock option granted under the 2023 Plan, the number of shares of common stock available for future awards under the 2023 Plan shall be reduced only by the net number of shares of common stock issued upon exercise of the stock option. Awards that may be satisfied either by the issuance of shares of common stock or by cash or other consideration shall be counted against the maximum number of shares of common stock that may be issued under the 2023 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the 2023 Plan if the settlement of the award will not require the issuance of shares, such as, for example, SARs that can only be satisfied by the payment of cash. Only shares forfeited back to the us or shares canceled on account of termination, expiration or lapse of an award, shares surrendered in payment of the exercise price of a stock option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant as incentive stock options under the 2023 Plan, but shall not increase the maximum number of shares that may be delivered pursuant to incentive stock options.

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Administration. Under the terms of the 2023 Plan, the 2023 Plan will be administered by our Board or such committee of the Board as is designated by the Board to administer the 2023 Plan (the “Committee”), which, to the extent necessary to satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall consist entirely of two or more “outside directors” as defined in Rule 16b-3 under the Exchange Act. At any time there is no Committee to administer the 2023 Plan, any reference to the Committee is a reference to our Board. The Committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the 2023 Plan; establish and revise rules and regulations relating to the 2023 Plan and any sub-plans (including sub-plans for awards made to participants who do not reside in the United States); establish performance goals applicable to awards and certify the extent of their achievement; and make any other determinations that it believes are necessary for the administration of the 2023 Plan. The Committee may delegate certain of its duties to one or more of our officers as provided in the 2023 Plan.

Eligibility. The 2023 Plan provides for awards to the outside directors, officers, employees, and contractors of the Company and our subsidiaries. As of the date of this Proxy Statement, there were 111 employees and 6 directors, and approximately 16 consultants eligible to participate in the 2023 Plan. The Company’s current Section 16 executive officers and each member of our Board are among the individuals eligible to receive awards under the 2023 Plan.

Stock Options. Subject to the terms and provisions of the 2023 Plan, options to purchase shares of our common stock may be granted to eligible individuals at any time and from time to time as determined by the Committee. Stock options may be granted as incentive stock options, which are intended to qualify for favorable treatment to the recipient under federal tax law, or as nonqualified stock options, which do not qualify for such favorable tax treatment. Subject to the limits provided in the 2023 Plan, the Committee determines the number of stock options granted to each recipient. Each stock option grant will be evidenced by a stock option agreement that specifies the stock option’s exercise price, whether the stock options are intended to be incentive stock options or nonqualified stock options, the duration of the stock options, the number of shares to which the stock options pertain, and such additional limitations, terms, and conditions as the Committee may determine.

The Committee determines the exercise price for each stock option granted, except that the exercise price may not be less than 100% of the fair market value of a share of our common stock on the date of grant; provided, however, that if an incentive stock option is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our common stock (or of any parent or subsidiary), the exercise price must be at least 110% of the fair market value of a share of our common stock on the date of grant. All stock options granted under the 2023 Plan will expire no later than ten years (or, in the case of an incentive stock option granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our common stock (or of any parent or subsidiary), five years) from the date of grant. Stock options are nontransferable except by will or by the laws of descent and distribution or, in the case of nonqualified stock options, as otherwise expressly permitted by the Committee. The granting of a stock option does not accord the recipient the rights of a stockholder, and such rights accrue only after the exercise of a stock option and the registration of shares of our common stock in the recipient’s name.

Stock Appreciation Rights. The 2023 Plan authorizes the Committee to grant SARs, either as a separate award or in connection with a stock option. A SAR entitles the holder to receive from us, upon exercise, an amount equal to the excess, if any, of the aggregate fair market value of a specified number of shares of our common stock to which such SAR pertains over the aggregate exercise price for the underlying shares. The exercise price of a SAR shall not be less than 100% of the fair market value of a share of our common stock on the date of grant.

Each SAR will be evidenced by an award agreement that specifies the exercise price, the number of shares to which the SAR pertains, and such additional limitations, terms, and conditions as the Committee may determine. We may make payment of the amount to which the participant exercising SARs is entitled by delivering shares of our common stock, cash, or a combination of stock and cash as set forth in the award agreement relating to the SARs. SARs are not transferable except as expressly permitted by the Committee.

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Restricted Stock. The 2023 Plan provides for the award of shares of our common stock that are subject to forfeiture and restrictions on transferability as set forth in the 2023 Plan, the applicable award agreement, and as may be otherwise determined by the Committee. Except for these restrictions and any others imposed by the Committee, upon the grant of restricted stock, the recipient will have rights of a stockholder with respect to the restricted stock, including the right to vote the restricted stock and to receive all dividends and other distributions paid or made with respect to the restricted stock on such terms as will be set forth in the applicable award agreement; provided, however, such dividends or distributions may, if provided in the applicable award agreement, be withheld by us for a participant’s account until the restrictions lapse with respect to such restricted stock. During the restriction period set by the Committee, the recipient may not sell, transfer, pledge, exchange, or otherwise encumber the restricted stock.

Restricted Stock Units. The 2023 Plan authorizes the Committee to grant restricted stock units. Restricted stock units are not shares of our common stock and do not entitle the recipients to the rights of a stockholder, although the award agreement may provide for rights with respect to dividends or dividend equivalents. The recipient may not sell, transfer, pledge, or otherwise encumber restricted stock units granted under the 2023 Plan prior to their vesting. Restricted stock units will be settled in shares of our common stock, in an amount based on the fair market value of our common stock on the settlement date. If the right to receive dividends on restricted stock units is awarded, then, if provided in the applicable award agreement, such dividends may be withheld by us for a participant’s account until the restrictions lapse with respect to such restricted stock units.

Dividend Equivalent Rights. The Committee may grant a dividend equivalent right either as a component of another award or as a separate award. The terms and conditions of the dividend equivalent right will be specified by the grant and, when granted as a component of another award, may have terms and conditions different from such other award. Dividend equivalent rights granted as a separate award also may be paid currently or may be deemed to be reinvested in additional common stock. Any such reinvestment will be at the fair market value at the time thereof. Dividend equivalent rights may be settled in cash or common stock.

Performance Awards. The Committee may grant performance awards payable at the end of a specified performance period in cash, shares of common stock, or other rights based upon, payable in, or otherwise related to our common stock. Payment will be contingent upon achieving pre-established performance goals (as described below) by the end of the applicable performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the 2023 Plan, and to the extent an award is subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or authoritative guidance issued thereunder. In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the maximum amount of any potential awards. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in our business, operations, corporate structure, or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

Goals. The 2023 Plan provides that performance goals may be established by the Committee in connection with the grant of any award under the 2023 Plan. Such goals shall be based on the attainment of specified levels of one or more business criteria, which may include, without limitation: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of our common stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; total return to stockholders; or any other criteria determined by the Committee, in each case with respect to the Company or any one or more of our subsidiaries, divisions, business units, or business segments, either in absolute terms or relative to the performance of one or more other companies (including an index covering multiple companies).

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Other Awards. The Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of our common stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the 2023 Plan. The terms and conditions of such other form of award shall be specified in the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant.

Vesting of Awards; Forfeiture; Assignment. Except as otherwise provided below, the Committee, in its sole discretion, may determine that an award will be immediately vested, in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2023 Plan.

The Committee may impose on any award, at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Committee will specify the circumstances under which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period.

Awards granted under the 2023 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of nonqualified stock options or SARs to: (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (a) such Immediate Family Members and/or (b) entities that are controlled by the participant and/or his or her Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such nonqualified stock options or SARs are granted must be approved by the Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred nonqualified stock options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Change in Control. In connection with a change in control, outstanding awards may be converted into new awards, exchanged or substituted for with new awards, or canceled for no consideration, provided participants were given notice and an opportunity to purchase or exercise such awards, or cancelled and cashed out based on the positive difference between the per share amount to be received in connection with the transaction and the purchase/exercise price per share of the award, if any. The description of a change in control and its effects on awards granted under the 2023 Plan is qualified in its entirety by reference to the relevant terms and provisions of the 2023 Plan, which is attached as Annex A to this Proxy Statement.

Recoupment for Restatements. The Company may recoup all or any portion of any shares of our common stock or cash paid to a participant in connection with an award, in the event of a restatement of our financial statements as set forth in our clawback policy as may be in effect from time to time.

Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, shares of our common stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of our common stock or other securities, issuance of warrants or other rights to purchase shares of our common stock or other securities, or other similar corporate transaction or event affects the fair market value of an award, the Committee shall adjust any or all of the following so that the fair market value of the award immediately after the transaction or event is equal to the fair market value of the award immediately prior to the transaction or event: (i) the number of shares and type of common stock (or other securities or property) that thereafter may be made the subject of awards; (ii) the number of shares and type of common stock (or other securities or property) subject to outstanding awards; (iii) the exercise price of each outstanding stock option; (iv) the amount, if any, we pay for forfeited shares in accordance with the terms of the 2023 Plan; and (v) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the 2023 Plan, to the extent that the same proportion of our issued and outstanding shares of common stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, however, that the number of shares of common stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2023 Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.

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Amendment or Discontinuance of the 2023 Plan. Our Board may, at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the 2023 Plan in whole or in part; provided, however, that (i) no amendment that requires stockholder approval in order for the 2023 Plan and any awards under the 2023 Plan to continue to comply with Sections 421 and 422 of the Code (including any successors to such sections or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our common stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote on the approval of the 2023 Plan; and (ii) unless required by law, no action by our Board regarding amendment or discontinuance of the 2023 Plan may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding awards under the 2023 Plan without the consent of the affected participant.

Repricing of Stock Options or SARs. The Committee may not “reprice” any stock option or SAR without stockholder approval. For purposes of the 2023 Plan, “reprice” means any of the following or any other action that has the same effect: (a) amending a stock option or SAR to reduce its exercise price; (b) canceling a stock option or SAR at a time when its exercise price exceeds the fair market value of a share of our common stock in exchange for cash or a stock option, SAR, award of restricted stock, or other equity award; or (c) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing will prevent the Committee from (x) making adjustments to awards upon changes in capitalization, (y) exchanging or cancelling awards upon a merger, consolidation, or recapitalization, or (z) substituting awards for awards granted by other entities, to the extent permitted by the 2023 Plan.

FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of certain federal income tax consequences relating to the transactions described under the 2023 Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe any potential state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the applicable Treasury Regulations issued thereunder, as well as judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus (i) an interest charge at the then-current underpayment rate plus 1% and (ii) a 20% penalty tax. Certain performance awards, stock options, SARs, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an incentive stock option is granted. When a participant exercises an incentive stock option, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s incentive stock options are exercisable for the first time during any year exceeds $100,000, the incentive stock options for the shares over $100,000 will be treated as nonqualified stock options, and not incentive stock options, for federal tax purposes, and the participant will recognize income as if the incentive stock options were nonqualified stock options (discussed below). In addition to the foregoing, if the fair market value of the shares received upon exercise of an incentive stock option exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an incentive stock option will depend upon whether the participant disposes of his or her shares prior to the later of: (i) two years after the date the incentive stock option was granted and (ii) one year after the shares were transferred to the participant (referred to as, the “Holding Period”). If a participant disposes of shares acquired by exercise of an incentive stock option after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired by exercise of an incentive stock option prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the incentive stock option’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the disqualifying disposition occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such disqualifying disposition. In addition, the amount received in such disqualifying disposition over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an incentive stock option is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss that otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the disqualifying disposition over the basis in the shares.

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Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the exercise price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the exercise price paid for such shares, plus any amounts included in the participant’s taxable income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Exercise Price is Paid for in Shares. If a participant pays the exercise price of a nonqualified stock option with previously-owned shares of our common stock and the transaction is not a disqualifying disposition of shares previously acquired under an incentive stock option, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The number of shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an incentive stock option, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired upon exercise of the incentive stock option, over the aggregate exercise price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an incentive stock option occurs when the participant disposes of such shares before the end of the holding period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives unvested restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, paid for such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of the sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain or loss depending upon how long the participant has held the shares. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an individual receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then-current market value and the grant price, if any, will be taxed as ordinary income to the participant at the time it is received. In general, there will be no federal income tax deduction allowed to us upon the grant or termination of SARs. However, upon the exercise of a SAR, we will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

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Other Awards. In the case of an award of restricted stock units, performance awards, dividend equivalent rights, or other stock-based or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized as to such other awards.

Federal Tax Withholding. Any ordinary income realized by a participant upon the granting, vesting, exercise, or conversion of an award under the 2023 Plan, as applicable, is subject to withholding of federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act, if applicable. To satisfy our federal income tax withholding requirements, we (or, if applicable, any of our subsidiaries) will have the right to require, as a condition to delivery of any certificate for shares of our common stock or the registration of the shares in the participant’s name, that the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may, if we consent, withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent, accept delivery of shares (that the participant has not acquired from us within six months prior to the date of exercise) with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation because it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and taxes withheld will be reflected on Forms W-2 supplied by us to employees no later than January 31st of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will also be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to Us. To the extent a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during the taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (z) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017, so long as the contract is not materially modified after that date.

If an individual’s rights under the 2023 Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income and employment taxes, if applicable) payable by the individual on the value of such accelerated rights and (ii) the loss by us of a corresponding compensation deduction.

The foregoing general tax discussion is intended for the information of stockholders considering how to vote with respect to this proposal and not as tax guidance to participants in the 2023 Plan. Participants are strongly urged to consult their own tax advisors regarding the federal, state, local, foreign, and any other tax consequences to them by participating in the 2023 Plan.

INTEREST OF DIRECTORS AND EXECUTIVE OFFICERS

All members of our Board and all of our executive officers are eligible for awards under the 2023 Plan and, thus, have a personal interest in the approval of the 2023 Plan.

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NEW PLAN BENEFITS

With respect to the number of shares reserved under the 2023 Plan, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2023 Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Committee.

The fair market value of our common stock is $17.67 per share based on the closing price of our common stock on April 27, 2023.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting entitled to vote on such proposal is required for the approval of the 2023 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

“FOR” THE APPROVAL OF THE 2023 PLAN.

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Proposal 3–Ratification of Auditors

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed the firm of Cherry Bekaert LLP, independent registered public accounting firm, to audit and report on our financial statements for the year ending December 31, 2022. We have engaged Cherry Bekaert LLP as our independent registered public accounting firm since June 2010. We expect that a representative of Cherry Bekaert LLP will be present at the Annual Meeting of Stockholders to answer questions of stockholders and will have the opportunity, if desired, to make a statement.

For the years ended December 31, 2022 and 2021, Cherry Bekaert LLP, billed us the fees set forth below, including expenses, in connection with services rendered by that firm to us.

	Year Ended December 31,
	2022	2021

Audit fees	$180,000	$147,000
Audit related fees	---	---
Tax fees	---	---
All other fees	$121,500	---
Total fees	$301,500	$147,000

Audit Fees. Audit fees include fees billed for the annual audit of the Company’s financial statements and quarterly reviews for the fiscal years ended December 31, 2022 and 2021, and for services normally provided by Cherry Bekaert LLP in connection with routine statutory and regulatory filings or engagements.

Audit-Related Fees. Audit-related fees include fees billed for assurance and related services that are reasonably related to the performance of the annual audit or reviews of the Company’s financial statements and are not reported under “Audit Fees.” During our fiscal years ended December 31, 2022 and 2021, there were not such fees billed by Cherry Bekaert LLP.

Tax Fees. Tax fees include fees for professional services for tax compliance, tax advice and tax planning for the tax years ended December 31, 2022 and 2021. During our fiscal years ended December 31, 2022 and 2021, no such fees were billed by Cherry Bekaert LLP.

All Other Fees. All other fees include fees for products and services other than those described above. During our fiscal year ended December 31, 2022, Cherry Bekaert LLP billed the Company $110,000 related to the audit of the financial statements of iNewsWire.com LLC, which the Company acquired on November 1, 2022, and $11,500 related to review of the interim financial statements and footnotes filed with the SEC relating to the acquisition. During our fiscal year ended December 31, 2021, no such fees were billed by Cherry Bekaert LLP.

The Audit Committee of the Board has considered whether the provision of services described above under "Audit-related fees" and "Other fees" is compatible with maintaining the independence of Cherry Bekaert LLP and has concluded that it is compatible.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered accounting firm retained to audit our financial statements. The Audit Committee has appointed Cherry Bekaert LLP as our independent external auditor for the year ending December 31, 2023. Cherry Bekaert LLP has served as our independent registered accounting firm continuously since June 2010. The Audit Committee is responsible for the audit fee negotiations associated with the retention of Cherry Bekaert LLP. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered accounting firm. The members of the Audit Committee and the Board believe that the continued retention of Cherry Bekaert LLP to serve as our independent external auditor is in the best interests of the Company and its stockholders.

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Stockholder ratification of the selection of Cherry Bekaert LLP as our independent registered public accounting firm is not required but is being presented as a matter of good corporate practice. Notwithstanding stockholder ratification of the appointment of the independent registered public accounting firm, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm if the Audit Committee believes that such a change would be in our best interests and the best interests of our stockholders. The Audit Committee has not determined what action it would take if the stockholders do not ratify the appointment, but may reconsider the appointment.

AUDIT COMMITTEE PRE-APPROVAL POLICY

The Audit Committee's policy is that all audit and non-audit services provided by its independent registered public accounting firm shall either be approved before the independent registered public accounting firm is engaged for the particular services or shall be rendered pursuant to pre-approval procedures established by the Audit Committee. These services may include audit services and permissible audit-related services, tax services and other services. Pre-approval spending limits for audit services are established on an annual basis, detailed as to the particular service or category of services to be performed and implemented by our financial officers. Any audit or non-audit service fees that may be incurred by us during a quarter that fall outside the limits pre-approved by the Audit Committee for a particular service or category of services must be reviewed and approved by the Chairperson of the Audit Committee prior to the performance of services. On an annual basis, the Audit Committee reviews and itemizes all fees paid to its independent registered public accounting firm in the prior quarter (including fees approved by the Chairperson of the Audit Committee between regularly scheduled meetings and fees approved by our financial officers pursuant to the pre-approval policies described above) and further reviews and itemizes all fees expected to be paid in the upcoming quarter. The Audit Committee may revise its pre-approval spending limits and policies at any time. None of the fees paid to the independent registered public accounting firm were approved by the Audit Committee after the services were rendered pursuant to the "de minimis" exception established by the SEC for the provision of non-audit services.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting will ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm (although stockholder ratification is not required we consider good corporate practice)..

The Board of Directors recommends a vote "FOR" the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm.

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REPORT OF THE AUDIT COMMITTEE

On October 23, 2013, the Company established an Audit Committee of the Board. The Audit Committee currently consists of three members, Messrs. Nowlan, Everett and Rein. All the members are independent directors under the NYSE and SEC Audit Committee structure and membership requirements. The Audit Committee has certain duties and powers as described in its written charter, a copy of which can be found on the company’s website at http://cdn.irdirect.net/IR/432/1220/Audit-Committee-Charter-Final-Exhibit-A%20(1).pdf.

The Audit Committee has reviewed and discussed the Company’s audited financial statements and related footnotes for the fiscal year ended December 31, 2022, and the independent auditor’s report on those financial statements, with management and with our independent auditor, Cherry Bekaert LLP (“Cherry Bekaert”). The Audit Committee has also discussed with Cherry Bekaert the matters required to be discussed by the statement on Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board. The Audit Committee has also received the written disclosures and the letter from Cherry Bekaert required by applicable requirements of the Public Company Accounting Oversight Board regarding Cherry Bekaert’s communications with the Audit Committee concerning independence, and has discussed with Cherry Bekaert that firm’s independence.

Based on the review and the discussions referred to in the preceding paragraph, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 that were filed with the SEC.

The Audit Committee

Michael Nowlan (Chairman)

William H. Everett

Graeme P. Rein

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Certain Relationships and Related Party Transactions and Director Independence

RELATED PARTY TRANSACTIONS

None.

DIRECTOR INDEPENDENCE

As of April 28, 2023, we had five independent directors on our Board: William H. Everett, J. Patrick Galleher, Marti Beller Lazear, Michael Nowlan and Graeme P. Rein. We evaluate independence by the standards for director independence established by applicable laws, rules, and listing standards including, without limitation, the standards for independent directors established by NYSE American and the SEC.

Subject to some exceptions, these standards generally provide that a director will not be independent if (a) the director is, or in the past three years has been, an employee of ours; (b) a member of the director’s immediate family is, or in the past three years has been, an executive officer of ours; (c) the director or a member of the director’s immediate family has received more than $120,000 per year in direct compensation from us other than for service as a director (or for a family member, as a non-executive employee); (d) the director or a member of the director’s immediate family is, or in the past three years has been, employed in a professional capacity by our independent public accountants, or has worked for such firm in any capacity on our audit; (e) the director or a member of the director’s immediate family is, or in the past three years has been, employed as an executive officer of a company where one of our executive officers serves on the Compensation Committee; or (f) the director or a member of the director’s immediate family is an executive officer of a company that makes payments to, or receives payments from, us in an amount which, in any twelve-month period during the past three years, exceeds the greater of $1,000,000 or two percent of that other company’s consolidated gross revenues.

Other Matters

We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board may recommend.

Section 16(a): Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who beneficially own more than ten percent of the Company’s common stock to file with the Securities and Exchange Commission reports showing ownership of and changes in ownership of the Company’s common stock and other equity securities. On the basis of information submitted by the Company’s directors and executive officers, the Company believes that its directors and executive officers timely filed all required Section 16(a) filings for fiscal year 2022.

Stockholder Proposals and Nominations for 2024 Annual Meeting

Pursuant to our bylaws, stockholders who wish to submit proposals to be considered or to nominate persons for election to the Board at the 2024 Annual Meeting must be a stockholder of record, both when they give us notice and at the 2024 Annual Meeting, must be entitled to vote at the 2024 Annual Meeting, and must comply with the notice provisions in our Amended and Restated Bylaws. A stockholder’s notice must be delivered to our Corporate Secretary at c/o Issuer Direct Corporation, One Glenwood Ave, Suite 1001, Raleigh NC 27603 not less than 75 nor more than 105 days before the anniversary date of the immediately preceding Annual Meeting. For our 2024 Annual Meeting, the notice must be delivered between February 23, 2025 and March 24, 2024. However, if our 2024 Annual Meeting is not within 30 days of June 7, 2024, the notice must be delivered no later than the close of business on the 10th day following the earlier of the day on which the first public announcement of the date of the 2024 Annual Meeting or 120 days prior to such meeting. The public announcement of an adjournment or postponement of the 2024 Annual Meeting will not trigger a new time period (or extend any time period) for the giving of a stockholder notice as described in this proxy statement. The stockholder’s notice must be updated and supplemented as set forth in our bylaws.

Additional Information

A copy of our 2022 Annual Report on Form 10-K is available to each stockholder in connection with this Proxy Statement. The 2022 Annual Report on Form 10-K is not a part of the proxy solicitation materials.

We file reports and other information with the SEC. Copies of these documents may be obtained at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may also obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. Our SEC filings are also available on the SEC’s website at http://www.sec.gov.

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www.issuerdirect.com

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*** INSERT PROXYCARD ***

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Annex A

ISSUER DIRECT CORPORATION

2023 EQUITY INCENTIVE PLAN

The Issuer Direct Corporation 2023 Equity Incentive Plan (the “Plan”) was adopted by the Board of Directors of Issuer Direct Corporation, a Delaware corporation (the “Company”), effective as of , 2023 (the “Effective Date”), subject to approval by the Company’s stockholders.

ARTICLE 1.

PURPOSE

The purpose of the Plan is to attract and retain the services of key Employees, key Contractors, and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalent Rights, Other Awards, Performance Goals, and Tandem Awards whether granted singly, or in combination, or in tandem, that will:

(a) increase the interest of such persons in the Company’s welfare;

(b) furnish an incentive to such persons to continue their services for the Company or its Subsidiaries; and

(c) provide a means through which the Company may attract able persons as Employees, Contractors, and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE 2.

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1 ”Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, the rules of any foreign jurisdiction applicable to Incentives granted to residents therein, and any other applicable law, rule or restriction.

2.2 ”Authorized Officer” is defined in Section 3.2(b) hereof.

2.3 ”Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Unit, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.4 ”Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.5 ”Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

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2.6 ”Board” means the board of directors of the Company.

2.7 ”Change in Control” means the occurrence of any of the following events:

(a) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the Common Stock of the Company that, together with the Common Stock held by such Person, constitutes more than 50% of the total voting power of the Common Stock of the Company, except that any change in the ownership of the Common Stock of the Company as a result of a private financing of the Company that is approved by the Board will not be considered a Change in Control; or

(b) Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of the members of the Board is replaced during any 12 month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (b), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(c) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (c), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2.7, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of Common Stock, or similar business transaction with the Company. Notwithstanding the foregoing provisions of this Section 2.7, (i) a Change in Control shall not be deemed to occur solely as a result of a transaction, the sole purpose of which is to change the jurisdiction of the Company’s incorporation; (ii) a Change in Control shall not be deemed to occur solely as a result the issuance of shares of Common Stock in exchange for equity of one or more of the Company’s Subsidiaries or if the sole purpose of the transaction is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately prior to such transaction; and (iii) if an Award issued under the Plan is subject to Section 409A of the Code, then an event shall not constitute a Change in Control for purposes of such Award under the Plan unless such event also constitutes a change in the Company’s ownership, its effective control or the ownership of a substantial portion of its assets within the meaning of Section 409A of the Code.

2.8 ”Claim” means any claim, liability or obligation of any nature, arising out of or relating to this Plan or an alleged breach of this Plan or an Award Agreement.

2.9 ”Code” means the United States Internal Revenue Code of 1986, as amended.

2.10 ”Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.11 ”Common Stock” means the Company’s common stock, $0.001 par value per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.12 ”Company” means Issuer Direct Corporation, a Delaware corporation, and any successor entity.

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2.13 ”Contractor” means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, pursuant to a written independent contractor agreement between such person and the Company or a Subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.14 ”Corporation” means any entity that (a) is defined as a corporation under Section 7701 of the Code and (b) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (b) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.15 ”Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.16 ”Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.17 ”Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company; provided, however, in the case of individuals whose employment status, by virtue of their employer or residence, is not determined under Section 3401(c) of the Code, “Employee” shall mean an individual treated as an employee for local payroll tax or employment purposes by the applicable employer under Applicable Law for the relevant period.

2.18 ”Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.19 ”Exercise Date” is defined in Section 8.3(b) hereof.

2.20 ”Exercise Notice” is defined in Section 8.3(b) hereof.

2.21 ”Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date (as determined by the Committee, in its discretion), or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (b) if the shares of Common Stock are not so listed, but are quoted on an automated quotation system, the closing sales price per share of Common Stock reported on the automated quotation system on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by OTCQX, OTCQB or OTC Pink (Pink Open Market); or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock. The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

2.22 ”Immediate Family Members” is defined in Section 15.8 hereof.

2.23 ”Incentive” is defined in Section 2.3 hereof.

2.24 ”Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

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2.25 ”Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

2.26 ”Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.27 ”Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.28 ”Other Award” means an Award issued pursuant to Section 6.9 hereof.

2.29 ”Outside Director” means a director of the Company who is not an Employee or a Contractor.

2.30 ”Participant” means an Employee, Contractor or an Outside Director to whom an Award is granted under this Plan.

2.31 ”Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.32 ”Performance Goal” means any of the Performance Criteria set forth in Section 6.10 hereof.

2.33 ”Plan” means this Issuer Direct Corporation 2023 Equity Incentive Plan, as amended from time to time.

2.34 ”Prior Plan” means the Issuer Direct Corporation 2014 Equity Incentive Plan, as amended.

2.35 ”Prior Plan Awards” means any Common Stock subject to options, restricted stock, restricted stock units or stock appreciation rights that are outstanding under the Prior Plan as of the Effective Date and that expire or otherwise terminate without having been exercised in full or without Common Stock being issued pursuant to such options, restricted stock, restricted stock units, or stock appreciation rights, that are forfeited, or that are repurchased by the Company.

2.36 ”Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

2.37 ”Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.38 ”Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.39 ”Restriction Period” is defined in Section 6.4(b)(i) hereof.

2.40 ”SAR” or “Stock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.41 ”SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

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2.42 ”Spread” is defined in Section 12.4(b) hereof.

2.43 ”Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.44 ”Subsidiary” means (a) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (b) any limited partnership, if the Company or any corporation described in item (a) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (c) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (a) above or any limited partnership listed in item (b) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.45 ”Termination of Service” occurs when a Participant who is (a) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (b) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (c) a Contractor of the Company or a Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Contractor or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.45, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.46 ”Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.46, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

ARTICLE 3.

ADMINISTRATION

3.1 General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two persons, unless there are not two members of the Board who meet the qualification requirements set forth herein to administer the Plan, in which case, the Committee may consist of one person. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

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Membership on the Committee shall be limited to those members of the Board who are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

3.2 Designation of Participants and Awards.

(a) The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

(b) Notwithstanding Section 3.2(a), to the extent permitted by Applicable Law, the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Awards will be granted under the Plan, and (ii) determine the number of shares of Common Stock that will be subject to such Awards; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards, and (z) not authorize an officer to designate himself or herself as a recipient of any Award.

3.3 Authority of the Committee. The Committee, in its discretion, shall (a) interpret the Plan and Award Agreements, (b) prescribe, amend, and rescind any rules and regulations and sub-plans (including sub-plans for Awards made to Participants who are not resident in the United States), as necessary or appropriate for the administration of the Plan, (c) establish performance goals for an Award and certify the extent of their achievement, and (d) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b‑3 promulgated under the Exchange Act, Section 422 of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

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ARTICLE 4.

ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any such Employee, Contractor or Outside Director. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5.

SHARES SUBJECT TO PLAN

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 300,000 plus any Prior Plan Awards, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

5.2 Reuse of Shares. To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award so forfeited, expired, or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the Option Price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the Option Price of a Stock Option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

ARTICLE 6.

GRANT OF AWARDS

6.1 In General.

(a) The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan, and (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten years of the date of adoption of this Plan by the Board. The Plan shall be submitted to the Company’s stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

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(b) If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c) Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2 Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock must be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

6.3 Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

6.4 Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement, as applicable: (a) the number of shares of Common Stock awarded, (b) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (c) the time or times within which such Award may be subject to forfeiture, (d) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (e) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

(a) Legend on Shares. The Company shall electronically register the Restricted Stock awarded to a Participant in the name of such Participant, which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.10 of the Plan. No stock certificate or certificates shall be issued with respect to such shares of Common Stock, unless, following the expiration of the Restriction Period (as defined in Section 6.4(b)(i)) without forfeiture in respect of such shares of Common Stock, the Participant requests delivery of the certificate or certificates by submitting a written request to the Committee (or such party designated by the Company) requesting delivery of the certificates. The Company shall deliver the certificates requested by the Participant to the Participant as soon as administratively practicable following the Company’s receipt of such request.

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(b) Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii) Except as provided in sub-paragraph (a) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates, if any are issued pursuant to this Section 6.4, for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

(iii) The Restriction Period, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on length of continuous service or such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (A) the Company shall be obligated to, or (B) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5 SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (a) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the Award Agreement granting the SAR), by (b) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

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6.6 Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

6.7 Performance Awards.

(a) The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b) Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company or a Subsidiary for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

6.8 Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

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6.9 Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.

6.10 Performance Goals. Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which may consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; total return to stockholders; or any other criteria determined by the Committee (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (a) events that are of an unusual nature or indicate infrequency of occurrence, (b) gains or losses on the disposition of a business, (c) changes in tax or accounting regulations or laws, (d) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (e) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.

6.11 Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “Tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a Tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.

6.12 No Repricing of Stock Options or SARs. The Committee may not “reprice” any Stock Option or SAR without stockholder approval. For purposes of this Section 6.12, “reprice” means any of the following or any other action that has the same effect: (a) amending a Stock Option or SAR to reduce its Option Price or SAR Price, (b) canceling a Stock Option or SAR at a time when its Option Price or SAR Price exceeds the Fair Market Value of a share of Common Stock in exchange for cash or a Stock Option, SAR, award of Restricted Stock or other equity award, or (c) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing in this Section 6.12 shall prevent the Committee from making adjustments pursuant to Article 11, from exchanging or cancelling Incentives pursuant to Article 12, or substituting Incentives in accordance with Article 14.

6.13 Recoupment for Restatements. Notwithstanding any other language in this Plan to the contrary, the Company may recoup all or any portion of any shares or cash paid to a Participant in connection with an Award, in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, approved by the Company’s Board from time to time.

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ARTICLE 7.

AWARD PERIOD; VESTING

7.1 Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

7.2 Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

ARTICLE 8.

EXERCISE OR CONVERSION OF INCENTIVE

8.1 In General. A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2 Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3 Exercise of Stock Option.

(a) In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(b) Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Company (in accordance with the notice provisions in the Participant’s Award Agreement) setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised (the “Exercise Notice”) and the date of exercise thereof (the “Exercise Date”) with respect to any Stock Option shall be the date that the Participant has delivered both the Exercise Notice and consideration to the Company with a value equal to the total Option Price of the shares to be purchased (plus any employment tax withholding or other tax payment due with respect to such Award), payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (i) cash or check, bank draft, or money order payable to the order of the Company, (ii) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (iii) by delivery (including by FAX or electronic transmission) to the Company or its designated agent of an executed irrevocable option exercise form (or, to the extent permitted by the Company, exercise instructions, which may be communicated in writing, telephonically, or electronically) together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, (iv) by requesting the Company to withhold the number of shares otherwise deliverable upon exercise of the Stock Option by the number of shares of Common Stock having an aggregate Fair Market Value equal to the aggregate Option Price at the time of exercise (i.e., a cashless net exercise), and/or (v) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered. If the Participant fails to deliver the consideration described in this Section 8.3(b) within three (3) business days of the date of the Exercise Notice, then the Exercise Notice shall be null and void and the Company will have no obligation to deliver any shares of Common Stock to the Participant in connection with such Exercise Notice.

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(c) Issuance of Certificate. Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause the Common Stock then being purchased to be registered in the Participant’s name (or the person exercising the Participant’s Stock Option in the event of his or her death), but shall not issue certificates for the Common Stock unless the Participant or such other person requests delivery of the certificates for the Common Stock, in writing in accordance with the procedures established by the Committee. The Company shall deliver certificates to the Participant (or the person exercising the Participant’s Stock Option in the event of his or her death) as soon as administratively practicable following the Company’s receipt of a written request from the Participant or such other person for delivery of the certificates. Notwithstanding the forgoing, if the Participant has exercised an Incentive Stock Option, the Company may at its option place a transfer restriction on any electronically registered shares (or if a physical certificate is issued to the Participant, retain physical possession of the certificate evidencing the shares acquired upon exercise) until the expiration of the holding periods described in Section 422(a)(1) of the Code. Any obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(d) Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant.

8.4 SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the Exercise Date thereof which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(a) cash in an amount equal to the excess (if any) of the Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(b) that number of shares of Common Stock having an aggregate Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

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(c) the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5 Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two years from the Date of Grant of such Stock Option or one year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

ARTICLE 9.

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (a) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (b) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 421 and 422 of the Code, including any successors to such sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 10.

TERM

The Plan shall be effective as of the Effective Date, and, unless sooner terminated by action of the Board, the Plan will terminate on the tenth anniversary of the Effective Date, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 11.

CAPITAL ADJUSTMENTS

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (a) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (b) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (c) the Option Price of each outstanding Award, (d) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (e) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

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Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 12.

RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1 No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2 Conversion of Incentives Where Company Survives. Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3 Exchange or Cancellation of Incentives Where Company Does Not Survive. Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4 Cancellation of Incentives. Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a) giving notice to each holder thereof or such holder’s personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

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(b) in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

ARTICLE 13.

LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (a) sell all or substantially all of its property, or (b) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

ARTICLE 14.

INCENTIVES IN SUBSTITUTION FOR

INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the incentives in substitution for which they are granted.

ARTICLE 15.

MISCELLANEOUS PROVISIONS

15.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

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15.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation to the fullest extent provided by law. Except to the extent required by any unwaiveable requirement under Applicable Law, no member of the Board or the Committee (and no Subsidiary of the Company) shall have any duties or liabilities, including without limitation any fiduciary duties, to any Participant (or any Person claiming by and through any Participant) as a result of this Plan, any Award Agreement or any Claim arising hereunder and, to the fullest extent permitted under Applicable Law, each Participant (as consideration for receiving and accepting an Award Agreement) irrevocably waives and releases any right or opportunity such Participant might have to assert (or participate or cooperate in) any Claim against any member of the Board or the Committee and any Subsidiary of the Company arising out of this Plan.

15.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5 Compliance with Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6 Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

15.7 Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.7, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by the Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made by (a) the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding obligations of the Company; (b) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding payment; (c) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the vesting or exercise of the Award, which shares so withheld have an aggregate Fair Market Value that equals (but does not exceed) the required tax withholding payment; or (d) any combination of (a), (b), or (c). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

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15.8 Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.8 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Awards may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or Stock Appreciation Right to be granted to a Participant on terms which permit transfer by such Participant to (a) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (b) a trust or trusts for the exclusive benefit of such Immediate Family Members, (c) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the Participant and/or Immediate Family Members, (d) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (e) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or Stock Appreciation Right is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Option or Stock Appreciation Right shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Award shall be transferable, exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of an Award of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Award that has been transferred by a Participant under this Section 15.8.

15.9 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.10 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Issuer Direct Corporation 2023 Equity Incentive Plan, a copy of which is on file at the principal office of the Company in Westport, CT. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

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The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

15.11 Governing Law. The Plan shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware (excluding any conflict of laws, rule or principle of Delaware law that might refer the governance, construction, or interpretation of this Plan to the laws of another state). A Participant’s sole remedy for any Claim shall be against the Company, and no Participant shall have any claim or right of any nature against any Subsidiary of the Company or any stockholder or existing or former director, officer or Employee of the Company or any Subsidiary of the Company. The individuals and entities described above in this Section 15.11 (other than the Company) shall be third-party beneficiaries of this Plan for purposes of enforcing the terms of this Section 15.11.

A copy of this Plan shall be kept on file in the principal office of the Company.

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